EXHIBIT 10.23


                           2002 RESTATEMENT OF THE
                           FIRST HEALTH GROUP CORP.
                           RETIREMENT SAVINGS PLAN
                              TABLE OF CONTENTS
                              -----------------
                                                                         Page
                                                                         ----
 ARTICLE I. INTRODUCTION.........................................          1

      1.01 History of the Plan...................................          1
      1.02 Former Participants...................................          1

 ARTICLE II. DEFINITIONS.........................................          2

      2.01 Accounts..............................................          2
      2.02 Actual Contribution Percentage........................          2
      2.03 Actual Deferral Percentage............................          2
      2.04 Beneficiary...........................................          2
      2.05 Board.................................................          3
      2.06 Break in Service......................................          3
      2.07 Code..................................................          3
      2.08 Company...............................................          3
      2.09 Compensation..........................................          4
      2.10 Contribution Period...................................          4
      2.11 Determination Year....................................          4
      2.12 Disability............................................          4
      2.13 Early Retirement Date.................................          4
      2.14 Effective Date........................................          4
      2.15 Eligible Employee.....................................          4
      2.16 Eligible Retirement Plan..............................          5
      2.17 Employee..............................................          5
      2.18 Entry Date............................................          5
      2.19 ERISA.................................................          5
      2.20 Five Percent Owner....................................          5
      2.21 Forfeiture............................................          5
      2.22 Highly Compensated Group..............................          5
      2.23 Hour of Service.......................................          6
      2.24 Leased Employee.......................................          6
      2.25 Merged Plan...........................................          6
      2.26 NonHighly Compensated Group...........................          6
      2.27 Normal Retirement Date................................          6
      2.28 Participant...........................................          7
      2.29 Participating Employer................................          7
      2.30 Plan..................................................          7
      2.31 Plan Administrator....................................          7
      2.32 Plan Year.............................................          7
      2.33 Qualified Domestic Relations Order....................          7
      2.34 Related Entity........................................          8
      2.35 Spouse................................................          8
      2.36 Trust.................................................          8
      2.37 Trust Agreement.......................................          8
      2.38 Trustee...............................................          8
      2.39 Valuation Date........................................          8
      2.40 Year of Service.......................................          8

 ARTICLE III. ELIGIBILITY AND PARTICIPATION......................          9

      3.01 Active Participant Eligibility Requirements...........          9
      3.02 Inactive Participant Eligibility Requirements.........          9
      3.03 Former Participant Eligibility Requirements...........          9
      3.04 Effect of Reemployment on Participation and Service...          9
      3.05 Reemployment Rights after Qualified Military Service..         10

 ARTICLE IV. CONTRIBUTIONS.......................................         12

      4.01 Participant Contributions.............................         12
      4.02 Participating Employer Contributions..................         13
      4.03 Limitation on Allocations.............................         14
      4.04 Nondiscrimination in Salary Reduction Contributions...         16
      4.05 Nondiscrimination in Matching Contributions...........         17
      4.06 Alternative Limitation Test...........................         17
      4.07 Rollover Contribution.................................         18
      4.08 Catch-Up Contributions................................         18

 ARTICLE V. ACCOUNTS.............................................         20

      5.01 Account Values........................................         20
      5.02 Allocation of Investment Income.......................         21

 ARTICLE VI. DISTRIBUTIONS.......................................         22

      6.01 Termination Dates.....................................         22
      6.02 Fully Vested Accounts.................................         22
      6.03 Partially Vested Accounts.............................         22
      6.04 Forfeiture Accounts and Forfeitures...................         23
      6.05 Distribution of Accounts..............................         24
      6.06 Time for Distribution.................................         25
      6.07 Required Minimum Distributions........................         26
      6.08 Facility of Payment...................................         26
      6.09 Restrictions on Distribution of Salary Reduction
           Contributions.........................................         27

 ARTICLE VII. LOANS AND WITHDRAWALS..............................         28

      7.01 Loans to Participants.................................         28
      7.02 Severe Hardship Withdrawals...........................         28
      7.03 Age 59/ or Disability Withdrawal......................         29
      7.04 Rollover Contributions................................         29
      7.05 Minimum Withdrawal....................................         29

 ARTICLE VIII. ADMINISTRATION OF THE PLAN........................         30

      8.01 Plan Administrator and Named Fiduciary................         30
      8.02 Claim Procedure.......................................         30
      8.03 Request for Review (Claim Review Procedure)...........         31
      8.04 Records and Reports...................................         31
      8.05 Other Powers and Duties...............................         31
      8.06 Rules and Decisions...................................         32
      8.07 Authorization of Benefit Payments.....................         32
      8.08 Application Forms for Benefits........................         32
      8.09 Indemnification by the Company........................         32

 ARTICLE IX. INVESTMENT FUNDS....................................         34

      9.01 Investment Funds......................................         34
      9.02 Participant's Choice of Investment Funds..............         34

 ARTICLE X. GENERAL PROVISIONS...................................         35

      10.01 Inalienability.......................................         35
      10.02 Unclaimed Benefits...................................         35
      10.03 Non-Guarantee of Employment..........................         35
      10.04 No Right to Trust Fund...............................         35
      10.05 Non-Liability Provisions.............................         36
      10.06 Applicable Law.......................................         36
      10.07 Litigation by Participants...........................         36
      10.08 Tax Releases.........................................         36
      10.09 Inspection of Records................................         36
      10.10 Pronouns.............................................         36
      10.11 Qualified Domestic Relations Order...................         36
      10.12 Certain Offsets of a Participant's Accounts..........         37

 ARTICLE XI. AMENDMENTS..........................................         38

      11.01 Amendments...........................................         38

 ARTICLE XII. TERMINATION........................................         39

      12.01 Right to Terminate Plan..............................         39
      12.02 Merger or Consolidation of Plan and Trust............         39
      12.03 Discontinuance of Contributions......................         39
      12.04 Termination of Plan and Trust........................         39
      12.05 Effect of Discontinuance or Termination on Vesting...         39

 ARTICLE XIII. TOP HEAVY PLANS...................................         40

      13.01 Top Heavy Plan Requirements..........................         40
      13.02 Top Heavy Plan Definitions...........................         40
      13.03 Right to Participate in Allocation of Company
            Contributions........................................         43
      13.04 Minimum Company Contribution Allocation..............         43

                                  ARTICLE I.
                                 INTRODUCTION

 1.01 History of the Plan. Effective September 1, 1986, HealthCare COMPARE Corp. established the HealthCare COMPARE Corp. Retirement Savings (the "Plan") in order to provide benefits for eligible employees. Effective September 1, 1987, the Plan has been subsequently amended and restated to comply with various changes in the tax laws and to reflect plan mergers. HealthCare COMPARE Corp. changed its name to First Health Group Corp. (the "Company") and changed the name of the Plan to the First Health Group Corp. Retirement Savings Plan.

      In order to comply with the amendments to the Internal Revenue Code mandated by the Uniformed Services Employment and Reemployment Rights Act of 1994, the Uruguay Round Agreements Act (GATT), the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the IRS Restructuring and Reform Act of 1998, and the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), as well as reflect certain plan mergers, and make certain other administrative changes, the Plan is hereby amended and restated, effective as provided herein or otherwise required by law.

 1.02 Former Participants. Except as otherwise specifically provided herein or required by the Code, the provisions of this amended and restated Plan relating to eligibility for participation, eligibility for benefits, amount of benefits, manner of benefit payments and timing of benefit payments shall only apply to an Employee who terminates employment on or after the Effective Date. An Employee who terminated employment prior to the Effective Date shall have his eligibility for benefits, and the amount and form of benefits, if any, determined in accordance with the provisions of the Plan, as applicable, in effect on the date his employment terminated.


                                 ARTICLE II.
                                 DEFINITIONS

 Unless otherwise required by the context, the following terms and phrases as used in the Plan shall have the meanings set forth in this Article II.

 2.01 Accounts means the following Accounts which may be maintained under this Plan for Participants, adjusted in each case for such Account's share in the increase or decrease in the net worth of the Trust:

      (a) Matching Account means the separate account maintained for each Participant to which his allocable share of Matching Contributions, if any, made pursuant to Section 4.02(a) shall be credited.

      (b) 401(k) Account means the separate account maintained for each Participant to which such Participant's Salary Reduction Contribution, if any, made pursuant to Section 4.01(a) shall be credited. A Participant's interest in his 401(k) Account shall be 100% fully vested at all times.

      (c) Rollover Account means the separate account maintained for each Employee or Participant to which such Employee's or Participant's Rollover Contributions, if any, made pursuant to Section 4.07 shall be credited. An Employee's or Participant's interest in his Rollover Account shall be 100% fully vested at all times.

      In addition, such other Accounts may be established and maintained as the Plan Administrator may deem appropriate, such as, but not limited to, Forfeiture accounts, etc.

 2.02 Actual Contribution Percentage means the percentage of which the Company Matching Contributions allocated to a Participant's Matching Account are of a Participant's Compensation. A Participant's Actual Contribution Percentage shall be determined in accordance with Treas. Reg. Sec. 1.401(m)-1.

 2.03 Actual Deferral Percentage means the percentage of which the Salary Reduction Contributions allocated to a Participant's 401(k) Account are of a Participant's Compensation. A Participant's Actual Deferral Percentage shall be determined in accordance with Treas. Reg. Sec. 1.401(k)-l.

 2.04 Beneficiary.

      (a) Definition. Beneficiary means any person or entity designated by a Participant, in the manner directed by the Plan Administrator, to receive benefits payable upon the Participant's death as a result of the Participant's participation in the Plan.

      (b) Special Rule for Married Participants. Each married Participant will be deemed to have selected his Spouse as his Beneficiary unless the Participant's Spouse has given his written notarized consent on the form provided by the Plan Administrator. Spousal consent will not be required if the Participant states on the applicable form provided for such purpose by the Plan Administrator and notarized that:

           (i) the Participant is able to establish to the satisfaction of the Plan Administrator that he has no Spouse; or

           (ii) the Participant's Spouse cannot be located; or

           (iii) there are other circumstances under which consent of the Spouse is not required in accordance with applicable U.S. Treasury or Department of Labor regulations.

           Upon the death of a Spouse or divorce from the Participant any prior designation of the Spouse as the Participant's Beneficiary shall automatically become void as to that Spouse.

      (c) Special Rule if No Designation in Effect. If no valid Beneficiary designation is in effect upon the death of the Participant, the Beneficiary shall be the person or persons who shall survive the Participant in the first of the following classes:

           (i)  the Participant's Spouse;

           (ii) his children in equal shares and their descendants, per stirpes; or

           (iii) his estate.

 2.05 Board means the Board of Directors of the Company or other person or governing body having authority to bind the Company.

 2.06 Break in Service means a twelve consecutive month period commencing on the date of the Employee's termination of employment with the Participating Employer and all Related Entities, or any anniversary thereof, if such Employee is not then reemployed by a Participating Employer or a Related Entity within that period. If an Employee is no longer performing services because of a maternity or paternity absence, then the Employee shall be considered to have terminated employment on the second anniversary of the first date of such absence. A maternity or paternity absence is an absence on account of the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of such child by such Employee, or the caring for such child for a period beginning immediately following such birth or placement.

 2.07 Code means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. Reference to any Section of the Code includes any successor provision thereto.

 2.08 Company means First Health Group, Inc., a Delaware corporation, and any organization with which the Company shall be merged or consolidated, or any organization resulting in any manner from a reorganization of the Company, or any individual, firm or corporation which shall assume the obligations of the Company with respect to the Plan.

 2.09 Compensation for any period means all compensation paid by a Participating Employer for services rendered, including commissions, amounts contributed as Salary Reduction Contributions to the Plan, any amounts contributed by the Participant pursuant to a salary reduction agreement for a cafeteria plan under Section 125 of the Code, overtime pay, bonuses, and commissions, but excludes any Participant's share in any Company contributions hereto, and to any other employee benefit or insurance program, imputed income or reimbursement of relocation expenses. Compensation in excess of the applicable dollar limitation set forth in Code Section 401(a)(17) (as adjusted for cost of living increases) each Plan Year shall be disregarded for all Plan purposes.

 2.10 Contribution Period means the regular and recurring established payroll periods for payment of Compensation to Employees.

 2.11 Determination Year means the Plan Year.

 2.12 Disability means any physical or mental incapacity which, in the opinion of a physician approved by the Plan Administrator, renders or will render an Active or Inactive Participant incapable of performing the duties customarily performed by him for his Participating Employer immediately preceding such incapacity for a period of one year or more.

 2.13 Early Retirement Date means the date the Participant attains age 55 and completes ten (10) Years of Service.

 2.14 Effective Date means January 1, 1997, except as provided herein or as otherwise required by law.

 2.15 Eligible Employee means an Employee of a Participating Employer, other than

      (a) an Employee who is classified by the Company as a "registry" employee (a "Registry Employee") unless; such Registry Employee either (i) was an Active Participant in the Plan immediately prior to January 1, 1993, or (ii) becomes an Active Participant in the Plan due to employment in a capacity other than as a Registry Employee and changes the terms of his employment to become a Registry Employee;

      (b) any Employee the terms of whose employment are governed by the provisions of a collective bargaining agreement with respect to which retirement benefits were the subject of good faith negotiations unless such agreement specifically provides for his coverage hereunder;

      (c) any Leased Employee (unless the provisions of Section 414(n) of the Code require participation in the Plan by Leased Employees, in which case Leased Employees shall be Eligible Employees; and

      (d) any individual whose services with a Participating Employer are performed pursuant to a contract which purports to treat the individual as an independent contractor, even if such individual is later determined (by judicial action or otherwise) to have been a common law employee of the Participating Employer rather than an independent contractor.

 2.16 Eligible Retirement Plan means an individual retirement account (described in Code Section 408(a)), an individual retirement annuity (described in Code Section 408(b)), an annuity plan (described in Code Section 403(a)), or a qualified trust (described in Code Section 401(a)). Effective January 1, 2002 an Eligible Retirement Plan shall also include an annuity contract under Code Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state. However, prior to January 1, 2002 in the case of a direct rollover by a surviving Spouse, an "Eligible Retirement Plan" shall mean only an individual retirement account or an individual retirement annuity.

 2.17 Employee means a person who is an employee, as the term is defined in Code Section 3121(d), of a Related Entity.

 2.18 Entry Date means January 1, April 1, July 1 and October 1 of each Plan
      Year.

 2.19 ERISA means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder. Reference to any Section of ERISA includes any successor provision thereto.

 2.20 Five Percent Owner means any Employee, who at any time during the Plan Year, owned (or is considered as owning within the meaning of Code
      Section 318) more than 5 percent of the outstanding stock of the Company or stock possessing more than 5 percent of the total combined voting power of all stock of the Company.

 2.21 Forfeiture means the portion of a Participant's Matching Account which is not vested upon his termination of employment with all related entities in accordance with Section 6.03 and is forfeited under Section 6.04.

 2.22 Highly Compensated Group includes every "Highly Compensated Employee." Effective January 1, 1998, for any current Plan Year, a "Highly Compensated Employee" is an Employee who:

      (a) was a Five Percent Owner of a Related Entity at any time during the prior or current Plan Year; or

      (b) during the prior Plan Year received Compensation in excess of $80,000 (as adjusted) from a Related Entity and was in the group consisting of the top twenty percent of Employees when ranked by Compensation for the Plan Year in question (determined after excluding the Employees described in Code Sections 414(q)(5) and 414(q)(8)); or

      (c) was a former Employee, who during the Plan Year in which he separated from Service or during any Plan Year ending on or after his fifty-fifth (55) birthday, was a highly compensated employee, as defined in Code Section 414(q).

 2.23 Hour of Service means:

      (a) each hour for which an Employee (or Leased Employee) is paid or entitled to payment by the Company or a Related Entity for the performance of services.

      (b) Each hour in or attributable to a period of time during which he or she performs no duties due to a vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or a leave of absence for which he or she is so paid or so entitled to payment by the Company or a Related Entity, whether direct or indirect; provided, however, that no more than five hundred and one Hours of Service shall be credited under this paragraph to an Employee on account of any such period, and no such hours shall be credited to an Employee if attributable to payments made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws or to a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.

      (c) Each hour for which he or she is entitled to back pay, irrespective of mitigation of damages, whether awarded or agreed to by the Company or a Related Entity.

      (d) Hours of Service under subsections (b) and (c) shall be calculated in accordance with 29 C.F.R. S2530.200b-2(b). Each Hour of Service shall be attributed to the Plan Year or initial eligibility year in which it occurs except to the extent that the Company, in accordance with 29 C.F.R. S 2530.200b-2(c), credits such Hour to another computation period under a reasonable method consistently applied.

 2.24 Leased Employee means any individual who is not an employee of a Participating Employer and who provides services to the Participating Employer if (a) such services are provided pursuant to an agreement between the Participating Employer and any other person, (b) such individual has performed such services for the Participating Employer (or for the Participating Employer and Related Entities) on a substantially full-time basis for the period of at least 1 year, and
      (c) such services are performed under primary direction of control by the Participating Employer.

 2.25 Merged Plan means a plan set forth on an Appendix hereto which merged into the Plan effective as of the date set forth on such Appendix. Appendices may be added to the Plan from time to time by the Plan Administrator without formally amending the Plan.

 2.26 NonHighly Compensated Group includes every Employee who is not a Highly Compensated Employee. Every member of the NonHighly Compensated Group is a "NonHighly Compensated Employee".

 2.27 Normal Retirement Date means the Participant's 65th birthday. If the Participant does not retire from the service of any and all Related Entities on his Normal Retirement Date, then the Participant's retirement date shall be the date of his actual retirement after attaining age 65.

 2.28 Participant means an Employee or former Employee of a Participating Employer who is or has been a Participant in the Plan pursuant to
      Article III hereof. All Participants shall be further classified as follows:

      (a) Active Participant means an Employee who meets the requirements of Section 3.01 or Section 3.04.

      (b) Inactive Participant means an Employee of a Related Entity who meets the requirements of Section 3.02 and who still has an Account in the Plan.

      (c) Former Participant means a person who meets the requirements of Section 3.03 and who still has an Account in the Plan.

 2.29 Participating Employer means collectively or individually, as the context indicates, the Company and each Related Entity which has, with the consent of the Company, adopted this Plan and is named on Schedule A, attached to and made a part of this Plan.

 2.30 Plan means this 2002 Restatement of the First Health Group, Inc. Retirement Savings Plan as set forth in this document, as it may be amended from time to time.

 2.31 Plan Administrator means the Company or the administrative committee appointed by the Company to administer the Plan.

 2.32 Plan Year means the calendar year.

 2.33 Qualified Domestic Relations Order means any judgment, decree, or order (including approval of a property settlement agreement) which:

      (a) relates to the provision of child support, alimony payments, or marital property rights to a spouse, child or other dependent of a Participant,

      (b) is made pursuant to a state domestic relations law (including a community property law),

      (c) creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to the Participant,

      (d) clearly specifies the name and last known mailing address, if any, of the Participant and the name and mailing address of each Alternate Payee covered by the Order, the amount and percentage of the Participant's benefits to be paid by the Plan to each Alternate Payee, or the manner in which such amount or percentage is to be determined, the number of payments or period to which order applies and each plan to which such order applies, and

      (e) does not require the Plan to provide (i) any form or type of benefit, or any option, not otherwise provided under the Plan,
           (ii) increased benefits, or (iii) benefits to an Alternate Payee which are required to be paid to another payee under another order previously determined by the Plan Administrator to be a Qualified Domestic Relations Order.

      The term "Alternate Payee" means any spouse, former spouse, child or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to the Participant.

 2.34 Related Entity means a Participating Employer and any other corporation, firm or other enterprise on or after the date that such corporation or business, along with the Company, is a member of a controlled group of corporations as defined in Section 414 (b) of the Code, is a member of a group of trades or businesses under common control as defined in Section 414 (c) of the Code, is a member of an affiliated service group as defined in Section 414 (m) of the Code, or is otherwise required to be treated as a single employer pursuant to regulations promulgated under Section 414(o) of the Code.

 2.35 Spouse means the individual to whom, under the laws of the Participant's domicile, a Participant is legally married as of the later of the date on which the first payment of his retirement benefit is to be made or the date of his death. A former Spouse shall be treated as a Spouse to the extent provided under a Qualified Domestic Relations Order.

 2.36 Trust means the First Health Group Corp. Retirement Savings Trust, the fund established to hold and invest the assets accumulated under this Plan, which is maintained in accordance with the terms of this Plan and the Trust Agreement.

 2.37 Trust Agreement means any one or all trust agreements entered into between the Company and the Trustee to carry out the purposes of the Plan, which trust agreement(s) shall constitute a part of the Plan.

 2.38 Trustee means any individual or corporate fiduciary and any duly appointed successors functioning in that capacity in accordance with the Trust Agreement.

 2.39 Valuation Date means each day on which the New York Stock Exchange is open for trading and such other times as the Company may elect.

 2.40 Year of Service means, each Year of Service credited under the terms of the Plan prior to January 1, 1993, and thereafter the number of years, including fractional periods thereof, elapsed from the Employee's date of hire until his date of termination of employment with all Related Entities, subject to the provisions of Section 3.04. If an Employee is absent from employment with the Company and all Related Entities for any reason other than resignation, dismissal, retirement or death, the Employee will be considered to have terminated employment on the earlier of the date he resigns or is dismissed or the first anniversary of the first date of such absence.


                                 ARTICLE III.
                        ELIGIBILITY AND PARTICIPATION

 3.01 Active Participant Eligibility Requirements. Each Eligible Employee shall become an Active Participant on the first Entry Date after, or on which, the Eligible Employee attains age 21 and completes the following service:

      (a) if the Eligible Employee is classified as a full-time Employee, one Year of Service, or

      (b) if the Eligible Employee is classified as a part-time Employee, 1,000 Hours of Service during any Plan Year, or the 12-consecutive month period commencing on the part-time Employee's date of hire;

      provided he is still an Eligible Employee on such date. Each Participant in the Plan immediately prior to the Effective Date shall continue to be a Participant in the Plan on and after the Effective Date subject to the limitations of the Plan.

 3.02 Inactive Participant Eligibility Requirements. An Active Participant who ceases to be an Eligible Employee but who remains an Employee shall automatically become an Inactive Participant as of the date he ceases to be an Eligible Employee. An Inactive Participant shall continue to be treated the same as an Active Participant in every respect except that no Matching Contributions or Forfeitures shall be allocated to his Accounts, with the exception of those to which he may be entitled for the Plan Year in which he ceases to be an Active Participant as required by Section 4.02. In addition, an Inactive Participant shall not be permitted to make any Salary Reduction or Rollover Contributions unless and until he again becomes an Active Participant. An Inactive Participant will become an Active Participant on the date he is reclassified as an Eligible Employee.

 3.03 Former Participant Eligibility Requirements. An Active Participant or an Inactive Participant shall automatically become a Former Participant as of the date he is no longer employed by any Related Entity, provided he retains an Account balance under the Plan. A Former Participant shall cease being a Participant on the date he no longer retains an Account balance under the Plan.

 3.04 Effect of Reemployment on Participation and Service.

      (a) A Former Participant who is reemployed as an Employee prior to incurring a Break in Service shall resume active participation in the Plan on the date of his return to employment as an Employee. As of the date he again becomes an Active Participant, such Participant's Years of Service as of the date of his prior termination of employment shall be restored.

      (b) A Former Participant who is reemployed as an Employee after having incurred a Break in Service shall be eligible to resume participation in the Plan as an Active Participant on the date of his return to employment as an Employee provided (i) such Participant's vested percentage as determined under Section
           6.03 is more than 0%; or (ii) he has not incurred five or more consecutive one year Breaks in Service. As of the date he again becomes an Active Participant, such Participant's Years of Service as of the date of his prior termination of employment shall be restored, provided such Participant completes a Year of Service after his reemployment.

      (c) In the event a Former Participant does not have any vested percentage as determined under Section 6.03 and the number of his consecutive one year Breaks in Service equals or exceeds five, then his Years of Service, if any, completed prior to such period of such one year Breaks in Service shall be disregarded and he shall become an Active Participant on the date he again satisfies the requirements set forth in Section 3.01.

 3.05 Reemployment Rights after Qualified Military Service. Effective October 13, 1996:

      (a) Solely for the purposes of this Section, the following definitions shall apply:

           (i) "Qualified Military Service" shall mean any service in the uniformed services (as defined in chapter 43 of title 38, United States Code) by any individual if such individual is entitled to reemployment rights under such chapter with respect to such service.

           (ii) "Compensation" shall mean

                (A) Compensation the Employee would have received during his period of Qualified Military Service if the Employee were not in Qualified Military Service, determined based on the rate of pay the Employee would have received from the Participating Employer but for the absence during his period of Qualified Military Service, or

                (B) if the Compensation the Employee would have received during his period of Qualified Military Service was not reasonably certain, the Employee's average Compensation from the Participating Employer during the 12-month period immediately preceding the Qualified Military Service (or, if less, the period of employment immediately preceding the Qualified Military Service).

      (b) A Participant who leaves a Participating Employer as a result of Qualified Military Service and returns to employment with a Participating Employer may elect during the period described in subsection (c) to make additional deferrals to his 401(k) Account under the Plan in the amount determined under subsection (d) or such lesser amount, as elected by the Participant.

      (c) The period determined under this subsection shall be the period which begins on the date of the Employee's reemployment with the Participating Employer after his Qualified Military Service and extends to the lesser of

           (i)  the product of 3 and the period of Qualified Military
                Service, and

           (ii) 5 years.

      (d) The amount described in this subsection is the maximum amount of deferrals to the Participant's 401(k) Account that the Participant would have been permitted to make in accordance with the limitations described in subsection (f)(i) during the Participant's period of Qualified Military Service if the Participant had continued to be employed by the Participating Employer during such period and received Compensation. Proper adjustment shall be made for any contributions actually made during the Participant's period of Qualified Military Service.

      (e) If the Participant elects to make deferrals to his 401(k) Account under subsection (b), the Participating Employer shall make such matching contributions to his Matching Account with respect to such deferrals as would have been required under the Plan had such deferrals actually been made during the period of such Qualified Military Service.

      (f) If any deferral or contribution is made by a Participant or the Company pursuant to this Section,

           (i) such deferral or contribution shall not be subject to any otherwise applicable limitation contained in Code Section 402(g), 404(a), or 415 and shall not be taken into account in applying such limitations to other deferrals, contributions or benefits under the Plan or any other plan, with respect to the Plan Year in which deferral or contribution is made,

           (ii) such deferral or contribution shall be subject to the limitations described in paragraph (i) with respect to the Plan Year to which the deferral or contributions relates in accordance with the rules prescribed by the Secretary of the Treasury,

           (iii) the Plan shall not be treated as failing to meet the requirements of Code Section 401(a)(4), 401(k)(3), 401(k)(11), 401(k)(12), 401(m), 410(b) or 416 by reason of the making of (or the right to make) such deferral or contribution.

      (g) The Company shall not credit earnings on any deferral or contribution made under this Section before such deferral or contribution is actually made.

      (h) A Participant reemployed under subsection (b) shall be treated as not incurring a Break in Service by reason of his period of Qualified Military Service. For purposes of calculating the Participant's Years of Service, the Participant will be credited with service for the period of his Qualified Military Service.


                                 ARTICLE IV.
                                CONTRIBUTIONS

 4.01 Participant Contributions.

      (a)  Salary Reduction Contributions.

           (i) Subject to the limitations of this Article IV, each Active Participant shall be eligible to elect to have a portion of Compensation that would otherwise be payable to him during a Contribution Period reduced and contributed to the Plan as a Salary Reduction Contribution. Such Salary Reduction Contributions shall be not less than 1% of the Participant's Compensation and shall be in whole percentages thereof, as elected by the Participant on a payroll reduction agreement. Prior to January 1, 2002, a Participant's Salary Reduction Contributions shall not exceed 15% of his Compensation. Except as provided in Section 4.08, no Participant may make Salary Reduction Contributions under this Plan and any other qualified plan maintained by a Related Entity during the Plan Year in excess of dollar limitation contained in Code Section 402(g)(i) for such year.

           (ii) If the Salary Reduction Contributions made on behalf of a Participant to this Plan and all other retirement plans with elective deferrals (as described in Section 402(g)(3) of the Code) for any calendar year exceeds the limit set forth in
             Section 402(g)(1) (as adjusted for each calendar year by the Secretary of the Treasury or his delegate as provided in
             Section 402(g)(4) for years after December 31, 2001 and 402(g)(5) for years prior to January 1, 2002), such excess shall be treated as "excess deferrals." No later than the April 15 following the close of the calendar year, the Plan will distribute to the Participant any excess deferrals and any income or losses attributable thereto for the Plan Year. Such distributions will not require the consent of the Participant's Spouse, will not violate any outstanding Qualified Domestic Relations Orders and will not be subject to any restrictions on distribution of Salary Reduction Contributions set forth in
             Section 6.09.

      (b)  Changes and Discontinuance of Salary Reduction Contributions.

           (i) An Active Participant may increase or decrease his Salary Reduction Contributions effective as of the Contribution Period which contains the first day of the next calendar quarter by filing a written notice with the Plan
                Administrator.

           (ii) An Active Participant may discontinue his Salary Reduction Contributions as of any Contribution Period in the manner prescribed by the Plan Administrator. An Active Participant who has discontinued his Salary Reduction Contributions may recommence them as of the Contribution Period which contains the first day of the next calendar quarter in the manner prescribed by the Plan Administrator provided he is an Active Participant and has executed a payroll reduction agreement.

           (iii) Salary Reduction Contributions of an Active Participant shall cease automatically as of the last day of the last Contribution Period which coincides with or immediately follows the date on which such Participant ceases to be an Active Participant.

      (c) Payment to Trustee. The Company shall pay to the Trustee the Participant's Salary Reduction Contributions as soon as practicable but in no event later than 15 business days after the end of the month in which such amounts would otherwise have been payable to the Participant in cash.

      (d) Allocation of Salary Reduction Contributions. Each Active Participant's Salary Reduction Contributions shall be credited to his 401(k) Account in accordance with Section 5.01(a). A Participant shall always be 100% nonforfeitably vested in his 401(k) Account.

 4.02 Participating Employer Contributions.

      (a) Matching Contribution. For each Plan Year, each Participating Employer may contribute to the Trust on behalf of each eligible Participant, as a Matching Contribution, an amount (which includes Forfeitures) which shall be a percentage, as may be determined in the sole discretion of the Company at the beginning of such Plan Year, of each eligible Participant's Salary Reduction Contributions for each Contribution Period.

      (b) Eligibility and Allocation of Matching Contributions. Each Active Participant who has completed one Year of Service shall be eligible to receive a Matching Contribution. Matching Contributions will be made starting with the first Contribution Period which contains the first day of the calendar quarter after the Participant has completed one Year of Service. Matching Contributions shall be allocated as of the last day of each Contribution Period to the Matching Account of each Participant who makes Salary Reduction Contributions during such Contribution Period.

      (c) Form and Timing of Contribution. Matching Contributions shall be made in cash. Matching Contributions for a Plan Year shall be delivered to the Trustee either in a single payment, or in installments, within the time permitted by the Code. For purposes of this Section 4.02, Matching Contributions for any Plan Year will be considered to have been made on the last day of that Plan Year, but only if paid to the Trustee prior to the Participating Employer's federal income tax due date, including extensions.

      (d) Disposition of Forfeitures. Forfeitures are first to be used to the extent necessary to restore a Participant's Accounts as provided in Section 6.04. The remaining balance of Forfeitures, if any, may in the discretion of the Plan Administrator be credited towards and used to reduce a Participating Employer's Matching Contribution for the Plan Year and/or used to pay the reasonable expenses of the Plan.

      (e) Irrevocability of Matching Contribution. Except as provided herein, no contributions to the Trust and no part of the corpus or income of the Trust shall revert to a Participating Employer or shall be used for or diverted to any purpose other than for the exclusive benefit of persons covered by the Plan. However, a contribution which was made by a mistake of fact or conditioned upon the deductibility of the contribution under Section 404 of the Code, shall be returned to a Participating Employer within one year after payment of the contribution or the disallowance of the deduction (to the extent disallowed), whichever is applicable, at the request of the Company.

 4.03 Limitation on Allocations.

      (a) Basic Limitation on Allocations to Participants. Except to the extent permitted by Section 4.08, there shall not be allocated to the Accounts of any Participant under the Plan and any other defined contribution plan of a Related Entity for any Limitation Year an amount which would cause his Annual Addition to exceed the lesser of:

           (i) the amount set forth in Section 415(c)(1)(A) of the Code as adjusted for cost of living increases under Code Section 415(d), or

           (ii) the percentage limitation of the Participant's Total Compensation for such Limitation Year, set forth in Section 415(c)(1)(B).

           If the Annual Addition for a Participant exceeds either of the limitations in subsection (a) as a result of the allocation of Forfeitures, a reasonable error in estimating a participant's Total Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made under the limits of Code Section 415 or other limited facts and circumstances found justifiable by the Commissioner of Internal Revenue, the Plan Administrator shall, to the extent necessary to eliminate such excess (and in the following order):

                (A) return to the Participant any Salary Reduction Contributions which otherwise would not be eligible for a Matching Contribution under Section 4.02;

                (B) return to the Participant any Salary Reduction Contributions which otherwise would be allocable to his 401(k) Account and which would be eligible for a Matching Contribution under Section 4.02; and

                (C) reduce the Company Matching Contribution which otherwise would be allocable to the Matching Account of the Participant pursuant to Section 4.02(c).

      (b)  Special Definitions for Section 4.03.

           (i) Limitation Year. For the purposes of the Plan the Limitation Year shall be the Plan Year.

           (ii) Annual Addition. Annual Addition means, with respect to any Limitation Year, the sum of:

                (A) all Participating Employer contributions allocable to the Participant under the Plan and under all other defined contribution plans maintained by all Related Entities;

                (B) forfeitures allocable to the Participant under such plans, if any;

                (C) all Participant's contributions to such plans for such Limitation Year;

                (D) amounts allocated to an individual medical account, as defined in Section 415(c)(2) of the Code, which is part of a defined benefit pension plan maintained by a Related Entity; and

                (E) amounts derived from contributions which are attributable to post-retirement medical benefits allocated to the separate account of a key employee under a welfare benefit plan maintained by the Company or a Related Entity ("key employee" and "welfare benefit plan" being defined in Sections 419A(d)(3) and 419(e) of the Code, respectively).

           (iii) Total Compensation. For the purpose of determining the maximum allocation permitted by Section 4.03(a) (and notwithstanding the definition of Compensation used elsewhere in this Plan) Total Compensation shall mean, with respect to any Limitation Year, the Employee's wages, salaries for professional services, other amounts paid over the entire Plan Year for personal services actually rendered (including, but not limited to, commissions paid salesmen, compensation for services on the basis of percentage of profits, commissions on insurance premiums, tips and bonuses), and effective for Plan Years beginning on or after January 1, 1998, elective deferrals as defined in Code Section 402(g)(3). Total Compensation does not include:

                     (A) deferred compensation, including contributions by a Participating Employer to a deferred compensation plan or a simplified employee pension plan and any distribution from a deferred compensation plan,

                     (B) amounts realized from the exercise of non-qualified stock options and amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option,

                     (C) other distributions which receive special tax benefits, and

                     (D) any amounts in excess of the applicable dollar limitation in effect under Code Section 401(a)(17) for such Limitation Year.

 4.04 Nondiscrimination in Salary Reduction Contributions. Each Plan Year the Plan must satisfy the requirements of this Section and Sections 4.05 and
 4.06. The Plan Administrator shall determine if these requirements are satisfied pursuant to Treas. Reg. Sec. 1.401(k)-1, the provisions of which are incorporated by reference.

      (a) For each Plan Year, the Deferral Percentage of the Highly Compensated Group shall be:

           (i)  not more than 125 percent of, or

           (ii) not more than two percentage points higher than, and not more than twice,

      the Deferral Percentage for such Plan Year of the NonHighly Compensated Group for the preceding Plan Year (using the definition of such term that was in effect during such preceding Plan Year) for Plan Years commencing prior to January 1, 2002, or such other amount as may be required by Treasury regulations under Code Section 401(m)(9).
      The Deferral Percentage for the Highly Compensated Group or the NonHighly Compensated Group for a Plan Year is the average of the Actual Deferral Percentage of each Participant in such group.

      (b) If the amount of Salary Reduction Contributions to be credited to the 401(k) Accounts of Highly Compensated Group for any Plan Year does not satisfy the above test, then the amount of excess contributions (as defined below) made on behalf of any Highly Compensated Employee (and any income or loss attributable thereto as of the earlier of the date of distribution or the last day of the Plan Year in which such excess contribution was made) shall, before the last day of the following Plan Year, be distributed to such Highly Compensated Employee until the above test is satisfied. An "excess contribution" for any Plan Year is the excess of the amount of Salary Reduction Contributions actually paid over to the Plan on behalf of such Highly Compensated Employee for the Plan Year over the maximum amount permitted by the limitations of this Section determined by reducing the Salary Reduction Contributions made on behalf of each Highly Compensated Employee in order of the dollar amount of their Salary Reduction Contributions beginning with the largest of such dollar amounts. Distribution of excess contributions under this Section will not require the consent of the Participant or his Spouse and will not violate any outstanding Qualified Domestic Relations Orders.

 4.05 Nondiscrimination in Matching Contributions. Each Plan Year must satisfy the requirements of this Section and Sections 4.04 and 4.06. The Administrator shall determine if these requirements are satisfied pursuant to Treas. Reg. Sec. 1.401(m)-1, the provisions of which are incorporated by reference.

      (a) For each Plan Year, the Contribution Percentage of the Highly Compensated Group, shall be

           (i)  not more than 125 percent of, or

           (ii) not more than two percentage points higher than, and not more than twice,

      the Contribution Percentage for such Plan Year of the Non-Highly Compensated Group for the preceding Plan Year, or for Plan Years commencing prior to January 1, 2002 such other amount as may be required by Treasury Regulations under Code Section 401(m)(9).

      The Contribution Percentage for the Highly Compensated Group or the Non-Highly Compensated Group, as the case may be, for a Plan Year is the average of the Actual Contribution Percentages for each Participant in such group.

      (b) The Trustee shall distribute to such Highly Compensated Employees the amount of actual excess aggregate contributions (as defined below) (and any income or losses allocable thereto as of the earlier of the date of distribution or the last day of the Plan Year in which such excess aggregate contribution was made) for any Plan Year not later than the last day of the next following Plan Year, on the basis of the respective portions of the excess aggregate contributions attributable to each such Highly Compensated Employee. Excess aggregate contributions will be distributed by reducing Matching Contributions made on behalf of Highly Compensated Employees in order of the dollar amount of such Matching Contributions beginning with the largest of such dollar amounts. The term "excess aggregate contributions" means, with respect to any Plan Year, the excess of:

           (i) the aggregate amount of Matching contributions made on behalf of Highly Compensated Employees for such Plan Year, over

           (ii) the maximum amount of such contributions permitted under the foregoing provisions of this Section 4.05.

 4.06 Alternative Limitation Test. In addition to the requirements of Sections 4.04 and 4.05 for any Plan Year commencing prior to January 1, 2002, the Plan must satisfy the requirements of this Section. The Plan Administrator shall determine if these requirements are satisfied pursuant to Treas. Reg. Sec. 1.401(m)-2, the provisions of which are incorporated by reference.

      (a) Multiple Use Test. The sum of the Actual Deferral Percentage and the Actual Contribution Percentage of the Highly Compensated Group for the current Plan Year may not exceed the greater of:

           (i)  The sum of:

                (A)  1.25 times the greater of:

                     (1) the Actual Deferral Percentage of the Non-Highly Compensated Group for the preceding Plan Year; or

                     (2) the Actual Contribution Percentage of the Non-Highly Compensated Group for the preceding Plan Year; and

                (B) two percentage points plus the lesser of (1) or (2) next above, but in no event in excess of twice the lesser of
                     (1) or (2) above; or

           (ii) The sum of:

                (A)  1.25 times the lesser of:

                     (1) the Actual Deferral Percentage of the Non-Highly Compensated Group for the preceding Plan Year; or

                     (2) the Actual Contribution Percentage of the Non-Highly Compensated Group for the Preceding Plan Year; and

                (B) two percentage points plus the greater of (1) or (2) next above, but in no event in excess of twice the greater of (1) or (2) above.

      (b) Adjustments. If the requirements of subsection (a) are not satisfied, the amount of such excess will be an excess contribution or excess aggregate contribution, as determined at the discretion of the Plan Administrator, and the corresponding contribution will be reduced and distributed to Highly Compensated Employees in the manner described in the applicable provisions of Sections 4.04 and 4.05. The Deferral Percentage and the Contribution Percentage of the Highly Compensated Group will be determined after any corrective distributions of excess deferrals or contributions under Sections 4.04 and 4.05.

 4.07 Rollover Contribution. With the consent of the Plan Administrator, an Employee or Participant may make a Rollover Contribution to the Plan. The term "Rollover Contribution" means an eligible rollover distribution (as described in Code Section 402(c)) from an Eligible Retirement Plan or a tax-free rollover distribution from an individual retirement account or an individual retirement annuity which in turn consisted entirely of an eligible rollover distribution (as described in Code Section 402(c)(4)) from an Eligible Retirement Plan.

 4.08 Catch-Up Contributions. Effective for Plan Years commencing after December 31, 2001, all Participants who are eligible to make elective deferrals under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make Catch-up Contributions in accordance with, and subject to the limitations of, section 414(v) of the Code. Such Catch-up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch up contributions. Catch-up Contributions will not be subject to and, no Matching Contributions will be made on, such Catch-Up Contributions under Section 4.02 of the Plan.


                                  ARTICLE V.
                                   ACCOUNTS

 5.01 Account Values. As of each Valuation Date, the value of each of a Participant's Accounts shall be determined as follows:

      (a)  401(k) Accounts:

           (i)  the value of such Account as of the preceding Valuation Date,

           (ii) plus any Salary Reduction Contributions, Catch-Up
                Contributions and any loan repayments credited to such Account for such period,

           (iii) minus the amount of any distributions or withdrawals made from such Account during such period, and

           (iv) plus or minus such Account's share of the net income, loss, appreciation and/or depreciation in the value of that portion of the Trust allocable to 401(k) Accounts, as determined under Section 5.02 during such period.

      (b)  Matching Accounts:

           (i)  the value of such Account as of the preceding Valuation Date,

           (ii) minus the amount of any distributions or withdrawals made from such Account during such period,

           (iii) plus or minus such Account's share of the net income, loss, appreciation and/or depreciation in the value of that portion of the Trust allocable to Matching Accounts, as determined in Section 5.02 during such period, and

           (iv) plus any Matching Contributions (including Forfeitures) allocated and any loan repayments credited to such Account during such period.

      (c)  Rollover Accounts:

           (i)  the value of such Account as of the preceding Valuation Date,

           (ii) minus the amount of any distributions or withdrawals made from such Account during such period,

           (iii) plus or minus such Account's share of the net income, loss, appreciation and/or depreciation in the value of that portion of the Trust allocable to Rollover Accounts, as determined in Section 5.02 during such period, and

           (iv) plus any Rollover Contributions or transfers made to and any loan repayments credited to such Account during such period.

 5.02 Allocation of Investment Income. As of each Valuation Date, before the allocation of the Matching Contributions (including Forfeitures as set forth in Section 4.02(d)) as of that date, any net appreciation or net depreciation in the value of each Investment Fund shall be allocated among the Accounts of Participants in the same proportion that the value of such portion of each of the Participant's Account as is invested in such Investment Fund bears to the total value of the portions of the Accounts of all Participants as are invested in such Investment Fund, determined as of the immediately preceding Valuation Date, reduced in each case by the amount of any distributions, loans, withdrawals, Forfeitures and transfers from such Accounts allocable to such Investment Fund for the benefit of such Participant since the immediately preceding Valuation Date and increased in each case by the aggregate Salary Reduction Contributions, Rollover Contributions and loan repayments credited to such Investment Fund since the immediately preceding Valuation Date. All determinations made by the Trustee with respect to the value of Participants' Accounts shall be made in accordance with generally accepted principles of trust accounting, and such determinations made by the Trustee and any determinations made by the Plan Administrator based thereon, shall be conclusive and binding upon any person having an interest under the Plan.


                                 ARTICLE VI.
                                DISTRIBUTIONS

 6.01 Termination Dates. A Participant's "Termination Date" will be the date on which his employment with the Participating Employers and the Related Entities is terminated because of the first to occur of the following events:

      (a)  his Normal Retirement Date or Early Retirement Date;

      (b)  his Disability;

      (c)  his death; or

      (d) his resignation or dismissal from the employ of all Related Entities before retirement in accordance with (a) or (b) next above.

 6.02 Fully Vested Accounts. A Participant shall at all times be fully vested in his 401(k) Account. If a Participant

      (a)  retires or is retired under subsection 6.01(a) or (b),

      (b)  dies while in the employ of an Employer or a Related Entity, or

      (c)  completes at least five Years of Service,

      then he shall become fully vested in the balance of his Accounts. The entire balance in his Accounts, if any, as of any Valuation Date coincident with or next following his Termination Date (after all adjustments then required under the Plan have been made), may then become distributable to or for his benefit or, in the event of his death, to or for the benefit of his Beneficiary, in accordance with the applicable provisions of this Article VI.

 6.03 Partially Vested Accounts. A Participant shall become vested in the balances in his Matching Account, in accordance with the following schedule:

        Number of Completed                  Vested
        Years of Service                     Percentage
        -----------------------------        ----------
        Less than 2 years                      0%
        2 years but less than 3 years         25%
        3 years but less than 4 years         50%
        4 years but less than 5 years         75%
        5 years or more                      100%

      The vested balances of his Matching Account, if any, and the balances in his 401(k) Account and Rollover Account, if any, as of any Valuation Date coincident with or next following his Termination Date (after all adjustments then required under the Plan have been made), may become distributable in accordance with the applicable provisions of this
      Article VI. The unvested portion of a Participant's Matching Account on his Termination Date shall be forfeited in accordance with the provisions of Section 6.04.

 6.04 Forfeiture Accounts and Forfeitures. The portion of a Participant's Matching Account that is not distributable to him by reason of the provisions of Section 6.03 shall be credited to a Forfeiture Account established and caused to be maintained by the Plan Administrator in the Participant's name as of the Valuation Date coincident with or next following his Termination Date (before adjustments then required under the Plan have been made). If the Participant does not return to employment with a Participating Employer or a Related Entity prior to incurring a one year Break in Service or, if earlier, after he receives a complete distribution of his Accounts, the balance in his Forfeiture Account, determined as of the Valuation Date coincident with or next following such date (after all adjustments then required under the Plan have been made) will be a "Forfeiture" and will be allocated in accordance with Section 4.02 until exhausted. If the Participant returns to employment with a Participating Employer or a Related Entity prior to incurring five consecutive One Year Breaks in Service and:

      (a) subsequently becomes eligible for Plan benefits in accordance with the provisions of Section 6.02, the balance of his Forfeiture Account as of the next following Valuation Date (after all adjustments then required under the Plan have been made) will be distributable to or for his benefit or, in the event of his death, to or for the benefit of his Beneficiary in accordance with the provisions of Section 6.05; or

      (b) again resigns or is dismissed prior to completing 5 Years of Service, then, as of the Valuation Date coincident with or next following the date on which the Participant first incurs a one year Break in Service after such subsequent resignation or dismissal (after all adjustments then required under the Plan have been made), the balance in his Forfeiture Account shall be determined by multiplying that balance by the following fraction:

                                      x-y
                                    ------
                                    100%-y

           For purposes of the above formula, x equals the Participant's vested percentage on the date of his subsequent termination of employment and y equals the Participant's vested percentage on the date of his prior termination of employment.

      The balance in the Participant's Forfeiture Account after the calculation described in subsection (b) next above will be nonforfeitable and will be distributable to or for his benefit or, in the event of his death, to or for the benefit of his Beneficiary in accordance with the applicable provisions of this Article VI.
      The amount by which a Participant's Forfeiture Account is reduced under this Section 6.04 will, if the Participant does not return to employment with the Related Entities prior to incurring a One Year Break in Service or, if earlier, after he receives a complete distribution of his Accounts, be a Forfeiture and will be allocated and used in accordance with Section 4.02(d) until exhausted. If a Participant returns to employment with one of the Related Entities after incurring a one year Break in Service but before incurring five consecutive one year Breaks in Service, the amount forfeited from the Forfeiture Account by reason of such one year Break in Service will be restored to his Forfeiture Account, first, out of Forfeitures occurring in the year of restoration, second, out of contributions by the Participating Employer. Upon such Participant's subsequent Termination Date, his Forfeiture Account will be paid in accordance with either subsection (a) or (b) of this Section, as applicable.

 6.05 Distribution of Accounts.

      (a)  Form of Distribution.  Subject to the following provisions of this
           Article VI, the vested balances of a Participant's Plan Accounts will be distributable to or for his benefit by payment in either:

           (i)  a lump sum; or

           (ii) by direct rollover in compliance with Section 401(a)(31) of the Code to an Eligible Retirement Plan:

      (b) In addition to the distribution options available under Section 6.05(a), prior to March 31, 2002, a Participant can, in his discretion, elect payment of the vested balances of his Plan Accounts in the form of substantially equal annual or more frequent installments over a period not exceeding the greater of:

           (i)  the Participant's life expectancy, or

          (ii) the joint and last survivor life expectancy of the Participant and a Designated Beneficiary.

           For purposes of this subsection, the life expectancy of the Participant and the joint and last survivor life of a Participant and his Spouse, may be redetermined annually as elected by the Participant.

      (c)  Rules Regarding Distribution.

           (i) The Trustee may make distribution in cash or property, or partly in each, provided property is distributed at its fair market value as at the date of distribution, as determined by the Trustee.

           (ii) Where distribution has commenced pursuant to (b) of this Section and prior to the Participant's death, the remaining portions of the Participant's Accounts shall be distributed to the Participant's Beneficiary at least as rapidly as the installment payments otherwise selected by the Participant prior to death. Such distribution will normally be completed within 5 years after the Participant's death, except that:

                (A) if the distribution is payable to a Beneficiary who is not the Participant's surviving Spouse, it may be payable over a period not extending beyond the life expectancy of such person, and it may commence not later than one year after the date of the Participant's death, or

                (B) if the distribution is payable to a Beneficiary who is the surviving Spouse of the Participant, it may be payable over a period not extending beyond the life expectancy of such surviving Spouse, and it may commence not later than the date of the Participant's death or, if later, the date the Participant would have attained age 70/ years had he or she lived.

           (iii) Under regulations prescribed by the Secretary of the Treasury pursuant to Section 401(a) (9) of the Code, any amount paid to a child of a deceased Participant shall be treated as if it has been paid to the surviving spouse of the Participant if such amount will become payable to the surviving spouse upon such child reaching the age of majority (or other designated event permitted under said regulations).

      (d) Election of Distribution. The Participant shall select the method by which his vested Accounts will be distributed to him. A Participant, if he so desires, may direct how his vested Accounts are to be paid to his Beneficiary. If the deceased Participant did not file a valid direction with the Plan Administrator, then his Beneficiary shall select the method by which the Participant's vested Accounts will be distributed.

      (e) Small Distributions. Notwithstanding anything contained in the Plan to the contrary, if the distributable balance of the Participant's Accounts is $5,000 or less for Plan Years beginning on or after January 1, 1998, (or $3,500 or less for Plan Years beginning prior to January 1, 1998) then the Trustee shall distribute the Participant's vested Accounts in a lump sum, and the Participant shall have no right to select the manner in which he will receive his distribution from the Plan. For Plan Years beginning on and after January 1, 2002, for purposes of this
           Section 6.05(e) and Section 6.06, the vested balances of a Participant's Accounts shall be determined without regard to the balance of the Participant's Rollover Account.

 6.06 Time for Distribution. Distribution of a Participant's vested Accounts will normally be made or commenced as soon as practicable following the Valuation Date next following the Participant's Termination Date, but not later than the 60th day next following the close of the Plan Year during which the Participant attains age 65 years or, if later, during which his Termination Date occurs, except as otherwise permitted under circumstances described in Treas. Reg. S1.401(a)-14(d). If the vested value of the Participant's Accounts at the time of any distribution is over $5,000 for Plan Years beginning on or after January 1, 1998, (or $3,500 or less for Plan Years beginning prior to January 1, 1998) the Participant (but not his Beneficiary in the event of the Participant's death) must consent in writing to receive the distribution. However, a Participant may not elect to defer distribution beyond the date described above.

 6.07 Required Minimum Distributions. Distribution of a Participant's vested Plan Accounts must comply with the requirements of Section 401(a)(9) of the Code.

      (a) A Participant who is a Five Percent Owner in the calendar year in which the Employee attains age 70/ shall receive or commence the receipt of the entire amount credited to his Accounts on the April 1 following the end of the calendar year in which he attains age 70/.

      (b) A Participant (other than a Five Percent Owner) who attains age 70/ after December 31, 1995 and before January 1, 1999, and did not incur a Termination Date prior to or during that calendar year may elect:

           (i) to commence distribution no later than the April 1 of the calendar year following the year he attains age 70/, or

           (ii) to defer such distributions until the April 1 following the calendar year in which his Termination Date occurs.

      (c) A Participant (other than a Five Percent Owner) who attained age 70/ prior to January 1, 1996 and was required to receive one or more distributions of his Accounts by December 31, 1996 because he had reached his "required beginning date," as the term was defined under Code Section 401(a)(9) prior to January 1, 1997, may elect to defer such distributions until the April 1 following the calendar year in which his Termination Date occurs.

      (d) The Administrator may permit, any Participant (other than a Five Percent Owner) who attained age 70/ prior to January 1, 1997, was receiving minimum distributions and retires on or after January 1, 1997 to elect that such distributions cease until resumption is otherwise required under the Plan.

      (e) Effective January 1, 2001 for a Participant who is not a Five Percent Owner in the calendar year in which he attains age 70/ distributions shall be made or commence not later than the later of:

           (i) the April 1 following the calendar year in which his Termination Date occurs, or

           (ii) the April 1 following the calendar year in which he attains age 70/.

 6.08 Facility of Payment. Notwithstanding any provision of this Article VI to the contrary, if, in the Plan Administrator's opinion, a Participant or other person entitled to benefits under the Plan is under a legal disability or is in any way incapacitated so as to be unable to manage his financial affairs, the Plan Administrator may, until claim is made by a conservator or other person legally charged with the care of his person or of his estate, direct the Trustee to make payment to a relative or friend of such person for his benefit. Thereafter, any benefits under the Plan to which such Participant or other person is entitled shall be paid to such conservator or other person legally charged with the care of his person or his estate.

 6.09 Restrictions on Distribution of Salary Reduction Contributions. Except as provided in Section 7.02, no Participant shall receive a distribution of his 401(k) Account earlier than his separation from service within the meaning of Section 401(k)(2)(B) of the Code, his death or disability, or upon any of the events described in Section 401(k)(10) of the Code and the regulations thereunder. Effective January 1, 2002, no Participant shall receive a distribution of his 401(k) Account earlier than his severance from employment within the meaning of Code Section 401(k)(2)(B), his death or disability or upon any of the events described in Section 401(k)(10) of the Code and the regulations thereunder.


                                 ARTICLE VII.
                            LOANS AND WITHDRAWALS

 7.01 Loans to Participants. While the primary purpose of the Plan is to accumulate funds for the Participants when they retire, it is recognized that under some circumstances it is in the best interests of Participants to permit loans to be made to them while they continue in the employ of one of the Related Entities. Accordingly, the Plan Administrator, in its sole discretion and upon written request by an Active or Inactive Participant, may make a loan from the Trust Fund to the Participant in accordance with the terms of a loan policy adopted by the Plan Administrator. The amount of such loan together with the accrued interest under this Plan and all other qualified employer plans shall be within the following limits:

      (a) If the vested balance of the Participant's Accounts is between $0 and $99,999, the Participant may borrow up to one-half the nonforfeitable balance of his Accounts;

      (b) If the vested balance of the Participant's Accounts is $100,000 or more, the Participant may borrow up to lesser of:

           (i)  one-half the nonforfeitable balance of his Accounts; or

           (ii) $50,000, reduced by the excess (if any) of:

                (A) the highest outstanding balance of loans under the Plan and all other qualified plans maintained by the Related Entities during the 1 year period ending on the day before the date on which such loan was made, over

                (B) the outstanding balance of such outstanding loans on the date on which such loan was made.

      (c) USERRA. A Participant with an outstanding Plan loan who leaves the employ of the Related Entities as a result of Qualified Military Service may suspend his installment payments on any loan under the Plan during any part of such service and such suspension shall not be taken into account for purposes of Code Section 72(p), 401(a), or 4975(d)(1).

 7.02 Severe Hardship Withdrawals.

      (a) In the sole discretion of the Plan Administrator, a Participant may withdraw all or a portion of the Salary Reduction Contributions made to his 401(k) Account (but not any earnings on such Salary Reduction Contributions) the balance of his Matching Accounts and/or Rollover Accounts if the Plan Administrator, in accordance with the Plan and regulations issued by the Internal Revenue Service, determines that such a withdrawal will alleviate a condition of "severe financial hardship" of a Participant, as defined in subsection 7.02(b) below. Withdrawals from the 401(k) Account shall be limited to the lesser of (1) the amount necessary to satisfy the Participant's severe financial hardship or (2) the amount of the Participant's contributions to such Account at the time of the withdrawal. A Participant may take only one severe hardship withdrawal a Plan Year. A Participant seeking such a withdrawal must apply in writing to the Plan Administrator within such time frame as the Plan Administrator shall require and provide the Plan Administrator with such evidence as it requires to make its determination. The Plan Administrator will respond to each such request in writing as to its approval or denial as soon as practical after receipt of all requested information from the Participant.

      (b) Severe financial hardship withdrawals may be made for the following specified purposes:

           (i)  purchase of the Participant's principal residence;

           (ii) payment of tuition and educational fees for the next twelve months of post-secondary education of the Participant or members of his immediate family;

           (iii) unreimbursed or anticipated expenses for medical care described in Code Section 213(d) of the Participant or members of his immediate family;

           (iv) expenses to prevent the eviction of the Participant from his principal residence or the foreclosure on a mortgage on his principal residence; or

           (v) funeral expenses for an immediate family member of the Participant.

      (c) In determining the amount required to meet a severe financial hardship, the Plan Administrator may take into account the anticipated federal and state income and excise taxes with respect to the withdrawal.

 7.03 Age 59/ or Disability Withdrawal. A Participant who is at least age 59/ or has a Disability may withdraw all or a portion of his 401(k) Account for any reason. To obtain an age 59/ or disability withdrawal, the Participant must submit a written request to the Plan Administrator in such form and at such time as the Plan Administrator shall require. A Participant may take only one age 59/ or Disability withdrawal each year.

 7.04 Rollover Contributions. A Participant may withdraw all or a portion of his Rollover Account for any reason upon submission of a written request to the Plan Administrator in such form and at such time as the Plan Administrator shall require.

 7.05 Minimum Withdrawal. Notwithstanding any other provision of Article VII, withdrawals may not be made in amounts of less than $200 unless the amount which may be withdrawn is less that $200.


                                ARTICLE VIII.
                          ADMINISTRATION OF THE PLAN

 8.01 Plan Administrator and Named Fiduciary. The authority and responsibility to control and manage the operations and administration of the Plan shall reside in the Plan Administrator. For purposes of ERISA, the Plan Administrator shall be the "named fiduciary" with respect to this Plan. The Company shall have the sole authority to appoint and remove the Trustee, and the investment manager, if any, provided for under the Trust. The Plan Administrator shall be responsible for the day-to-day administration of the Plan. The Trustee shall have the sole responsibility for the administration of the Trust and the management of the assets held under the Trust, all as specifically provided in the Trust. The Plan Administrator warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan or the Trust, as the case may be, authorizing or providing for such direction, information or action. The Plan Administrator and Company and the Participating Employers do not guarantee the Trust in any manner against investment loss or depreciation in asset value.

 8.02 Claim Procedure. Claims for benefits under this Plan shall be filed with the Plan Administrator in writing by the claimant. Written notice of the disposition of a claim shall be furnished the claimant, by the Plan Administrator, within 90 days after the application therefor is filed, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90 day period. Such notice shall specify the special circumstances requiring the extension of time and the date by which the Plan Administrator expects to render a decision on such claim. In the event the claim is denied, the Plan Administrator shall specifically set forth:

      (a)  The specific reason or reasons for the denial;

      (b) A specific reference to the pertinent Plan provision on which the denial is based;

      (c) A description of any additional material or information necessary for the claimant to perfect the claim and any explanation why such material or information is necessary; and

      (d) An explanation of the Plan's claim review procedure and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse decision upon review.

      If the Plan Administrator shall fail to act within the initial 90 day period without furnishing notice to the claimant of an extension of time for processing the claim, the claimant's application shall be deemed to be denied.

 8.03 Request for Review (Claim Review Procedure). Any Participant or Beneficiary of a deceased Participant shall be entitled, upon request to the Plan Administrator, to appeal the denial of his claim. Such appeal shall be submitted to the Plan Administrator, along with a written statement of the claimant's position, no later than 60 days after receipt of the denial, as provided in Section 8.02 above. The claimant, or his duly authorized representative may request review upon written application to the Plan Administrator; to review and/or copy free of charge, pertinent Plan documents, records, and other information relevant to the claimant's claim; submit issues and ; and submit documents, records and other information relating to the claim. The decision on review shall be made by the Plan Administrator, who may, in its discretion, hold a hearing on the denied claim. The review shall take into account all comments, documents, records and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The Plan Administrator shall make an independent determination of the issue(s) raised by the claimant within the following 60 days and shall given written notice to the applicant of its determination. However, if there are special circumstances requiring an extension of time for processing, a decision shall be rendered within 120 days after receipt of the request for review. If such an extension of time for review is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. Such notice of extension shall indicate the special circumstances requiring the extension of time and the date by which the Plan Administrator expects to render the determination on review. All decisions on review shall be in writing and shall be delivered to the claimant as soon as possible, but not later than 5 days after the claim determination is made. Such notice shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, with the specific reason or reasons for the denial of the claim, specific references to the pertinent Plan provisions on which the decision is based and a statement that the claimant is entitled to receive upon request and free of charge reasonable access to and copies of all documents, records and other information relevant to the claimant's claim for benefits, as well as a statement of the claimant's right to bring an action under Section 502(a) of ERISA. In the event that the decision on review is not furnished within the time period set forth above, the claim shall be deemed denied on review. Unless a court of competent jurisdiction determines otherwise, the decision of the Plan Administrator on any appeal shall be final and conclusive.

 8.04 Records and Reports. The Plan Administrator shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and governmental regulations issued thereunder relating to records of Participants' eligibility, notifications to Participants, annual reports to the Internal Revenue Service, and necessary filings with the Department of Labor and the Internal Revenue Service.

 8.05 Other Powers and Duties. The Plan Administrator shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

      (a) to construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

      (b) to prescribe the uniform procedures to be followed by Participants or Beneficiaries filing applications for benefits, loans or withdrawals;

      (c) to prepare and distribute, in such manner as it determines to be appropriate, information explaining the Plan;

      (d) to receive from the Participating Employers and from Participants such information as shall be necessary for the proper administration of the Plan;

      (e) to furnish the Company, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

      (f) to receive, review and keep on file (as deemed convenient and proper) reports of benefit payments by the Trustee and reports of disbursements for administrative expenses; and

      (g) to appoint or employ individuals to assist in the administration of the Plan and any other agents deemed advisable, including legal and actuarial counsel.

      Except by formal amendment, the Plan Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or to add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

 8.06 Rules and Decisions. The Plan Administrator may adopt such rules as it deems necessary, desirable, or appropriate. All such rules and decisions shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Company, the legal counsel of the Company, or the Trustee.

 8.07 Authorization of Benefit Payments. The Plan Administrator shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust pursuant to the provisions of the Plan and warrants that all such directions are in accordance with this Plan.

 8.08 Application Forms for Benefits. The Plan Administrator may require a Participant to complete and file an application for benefits and all other forms approved by the Plan Administrator, and to furnish all pertinent information requested by the Plan Administrator. The Plan Administrator may rely upon all such information furnished to it, including the Participant's current mailing address.

 8.09 Indemnification by the Company. To the extent any individuals acting hereunder as either a Plan Administrator, named fiduciary, Trustee, or as members of any advisory committee, if applicable, are not indemnified or saved harmless under any liability insurance contracts, the Company does hereby agree to and does hereby indemnify and agree to defend said persons and to hold them harmless from and against any and all liabilities, losses, costs or expenses including reasonable attorneys' fees and court costs, of whatsoever kind and nature which may be imposed upon, incurred by or asserted against, said persons at any time by reason of any such persons, services hereunder or to the Plan, provided, however, the foregoing shall not apply to a particular person if he should be guilty of willful misconduct or gross negligence, or of a willful violation of the law or regulation under which such liability, loss, or expense arises.


                                 ARTICLE IX.
                               INVESTMENT FUNDS

 9.01 Investment Funds. The Trustee shall invest all or a portion of the Participant's Accounts among such Investment Funds in the Trust as may be approved by the Plan Administrator from time to time in the amounts and manner set forth in this Article IX.

 9.02 Participant's Choice of Investment Funds.

      (a) Each Participant shall have the right to direct in writing to the Plan Administrator, that the value of his existing Accounts be invested among the various Investment Funds from time to time offered by the Plan Administrator. The Plan Administrator shall establish such rules and procedures as it may deem desirable for the administration of such elections.

      (b) All contributions made pursuant to Article IV shall be invested in accordance with the most recent investment election made by the Participant.

      (c) The Trustee shall comply with such investment directions of Participants, Accounts made in accordance with this Section until such persons give timely investment direction to the Administrator. Notwithstanding any provision in this Section, a Participant's investment direction shall be subject to any transfer restrictions imposed by an Investment Fund, the Plan Administrator or the Trustee. All transfers among the Investment Funds shall be effectuated as soon as may be practicable under the then circumstances and neither the Trustee, the Plan Administrator nor any investment manager shall be liable for any loss that may be incurred by any Participant as a result of any delay in transferring Accounts among the Investment Funds.

      (d) The Plan is a plan which is described in ERISA Section 404(c) under which each Participant or Beneficiary shall exercise control over the assets in his or her Accounts and shall be provided the opportunity to choose, from a broad range of investments, the manner in which the assets in his or her Accounts are invested. The Participant or Beneficiary shall not be deemed to be a fiduciary by reason of his or her exercise of control and no person who is otherwise a fiduciary shall be liable for any loss or by reason of any breach which results from such exercise of control, whether by the Participant's or Beneficiary's affirmative direction or failure to direct an investment. In addition, no account shall bear any loss or have any responsibility or liability for any investment directed by any other Participant or Beneficiary with respect to his or her Accounts.


                                  ARTICLE X.
                              GENERAL PROVISIONS

 10.01 Inalienability. Except with respect to any indebtedness owing to the Trust, if any, or as provided in Section 10.11 or Section 10.12, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge prior to actual receipt thereof by the payee; and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge prior to such receipt shall be void; nor shall the Trust be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to any benefit hereunder.

 10.02 Unclaimed Benefits. If all or any part of the Accounts of any Participant, Former Participant or Beneficiary becomes distributable hereunder and the address of the person entitled thereto is unknown, and the Plan Administrator, after making a reasonable effort to locate all persons entitled to benefits under the Plan, fails to receive a claim for such distribution from the person entitled thereto or from any other person validly acting in his behalf, then such distribution may, on the direction of the Plan Administrator, be disposed of as follows:

      (a) The Plan Administrator shall first send a certified letter to any person entitled to such Accounts at their last known address advising them that their interest in such Accounts shall be suspended unless the Plan Administrator is contacted within 3 months of receipt.

      (b) If within 3 months after such mailing such person has not made a claim, then the Plan Administrator may direct that the Participant's unclaimed Accounts be cancelled on the records of the Plan and the amount thereof used to reduce the Company Matching Contribution for the Plan Year in which such cancellation occurs.

      (c) If the person entitled to the Participant's cancelled Accounts subsequently makes a valid claim with respect to such reallocated amounts, the Participating Employer shall make a contribution to the Plan in an amount necessary to restore the Participant's Accounts. Any application of payments made in accordance with this Section shall fully acquit and discharge the Company, the Plan Administrator and the Trustee from all further liability on account thereof.

 10.03 Non-Guarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between any Related Entity and any individual, or as a right of any individual to be continued in the employment of the Company, or as a limitation of the right of the Related Entities to discharge any individual with or without cause.

 10.04 No Right to Trust Fund. No Employee shall have any right to, or interest in, any part of the Trust upon termination of his employment or otherwise except as provided from time to time under this Plan, and then only to the extent of the benefits payable to such Employee out of the assets in the Trust. All payments of benefits as provided for in this Plan shall be made solely out of the assets in the Trust and neither the Company nor the Trustee shall be liable therefor in any manner.

 10.05 Non-Liability Provisions. Subject to any limitation on the application of this Section 10.05 pursuant to ERISA, neither the Company, Plan Administrator or the Trustee guarantee the Trust in any manner against loss or depreciation, and none of them shall be liable for any act or failure to act which is made in good faith pursuant to the provisions of the Plan. The Company shall not be responsible for any act or failure to act of the Trustee. The Plan Administrator shall not be responsible for any act or failure to act of the Company or the Trustee. The Plan Administrator shall be indemnified by the Company against any and all liabilities arising by reason of any act or failure to act made in good faith pursuant to the provisions of the Plan, including expenses reasonably incurred in the defense of any claim relating thereto.

 10.06 Applicable Law. Except as otherwise provided for under ERISA, all questions pertaining to the construction of the Plan shall be determined in accordance with the laws of the State of Illinois.

 10.07 Litigation by Participants. If any person beneficially interested in the Trust shall bring any suit or proceeding against the Trustee or the Trust, or if any dispute shall arise as to the person or persons to whom payment or delivery of any funds shall be made by the Trustee, the cost to the Trustee of defending the action, where the result is adverse to the complainant or pursuant to the court authorization, shall be charged to the Accounts of the Participant whose interest is at issue, and only the excess, if any, shall be included in the expenses of the Trust.

 10.08 Tax Releases. Prior to making any payment or distribution hereunder to any person, the Trustee may require such releases, documentation or such other indemnity from the payee or distributee as the Trustee shall reasonably deem necessary for its protection, and may deduct from the amount to which such person may be entitled, such amount as, in its discretion, the Trustee deems proper to protect the Trustee and the Trust against liability on account of death, succession, estate, inheritance, income or other taxes and out of the money so deducted may discharge any such liability and pay the balance to the person or persons entitled thereto.

 10.09 Inspection of Records. No person shall have any right to inspect any records of the Company or to inspect any records of the Trustee with respect to any person's rights hereunder.

 10.10 Pronouns. Masculine pronouns used herein shall refer to men or women or both and nouns and pronouns when stated in the singular shall include the plural and when stated in the plural shall include the singular wherever appropriate.

 10.11 Qualified Domestic Relations Order. In addition to payments made under Article VI on account of a Participant's termination of employment, payments may be made to an Alternate Payee (as defined below) prior to, coincident with, or after Participant's termination of employment if made pursuant to a Qualified Domestic Relations
      Order. In any event, however, payments to an Alternate Payee pursuant to a Qualified Domestic Relations Order may not commence prior to the earlier of (a) the date on which the Participant corresponding to the Qualified Domestic Relations Order is entitled to a distribution under the Plan; or (b) the later of (i) the date on which such Participant attains age 50 or (ii) the earliest date on which such Participant could begin receiving benefits under the Plan if the Participant had separated from service. In addition, this Plan specifically authorizes distributions to an Alternate Payee under a Qualified Domestic Relations Order regardless of whether the Participant has attained the earliest retirement age (as defined above and in Section 414(p) of the Code) only if: (A) the order specifies distribution at the earlier date or permits an agreement between the Plan and (B) the Alternate Payee consents to a distribution prior to the Participant's earliest retirement age if the present value of the Alternate Payee benefits under the Plan exceeds $5,000. Nothing in this Section 10.11 shall permit a Participant a right to receive distribution at a time otherwise not permitted under the Plan, nor shall it permit the Alternate Payee to receive a form of payment not permitted under the Plan.

      The Plan Administrator shall establish reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders, including, in its sole discretion, the establishment of segregated accounts for Alternate Payees. All expenses incurred by the Plan Administrator in determining the qualified status of a domestic relations order or in administering a qualified order may be charged to the Accounts of the Participant to whom such order relates.

 10.12     Certain Offsets of a Participant's Accounts.

      (a) Notwithstanding Section 10.01 or any other provision of the Plan to the contrary, upon receipt by the Plan Administrator of a judgment, order, decree or settlement agreement that was entered into on or after August 5, 1997, described in subsection (b) which expressly provides for an offset against all or part of an amount ordered or required to be paid to the Plan against a Participant's Accounts under the Plan, such Participant's Accounts shall be reduced or offset by the amount specified in such judgment, order, decree or settlement agreement and such amount shall promptly be paid to the Plan.

      (b) The judgment, order, decree or settlement agreement described in subsection (a) must arise from

           (i)  a judgment of conviction for a crime involving the Plan,

           (ii) a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of Part 4 of ERISA, or

           (iii) a settlement agreement between the Secretary of Labor or the Pension Benefit Guaranty Corporation and the Participant in connection with a violation (or alleged violation) of Part 4 of ERISA by a fiduciary or any other person.


                                 ARTICLE XI.
                                  AMENDMENTS

 11.01 Amendments. The Company, reserves the right to amend this Plan at any time and from time to time by resolution adopted by it, and all persons claiming any interest hereunder shall be bound thereby; provided, that no amendment shall have the effect of prejudicing theinterest of any Participant or Beneficiary in his Accounts as of the date of such amendment or of changing the rights, duties, or responsibilities of the Trustee without its written consent. No amendment making the vesting provisions more restrictive shall apply to a Participant having at least 3 years of service as defined in Section 411(a)(5) of the Code using a Plan Year 12 month period as of the date such amendment becomes effective. It is the intention of the Company that all amounts transferred to the Trustee hereunder are irrevocably set aside for the benefit of Participants and Beneficiaries, and the Company does not reserve any right, title or interest in any funds transferred to the Trustee except as provided in Section 4.02(e). No amendment to the Plan shall decrease a Participant's Accounts or, unless otherwise permitted by the Secretary of the Treasury, Code Regulation's and/or rulings, eliminate an optional form of distribution.


                                 ARTICLE XII.
                                 TERMINATION

 12.01 Right to Terminate Plan. The Company contemplates that the Plan shall be permanent and that it shall be able to make contributions to the Plan. Nevertheless, in recognition of the fact that future conditions and circumstances cannot now be entirely foreseen, the Company reserves the right to terminate either the Plan or both the Plan and the Trust.

 12.02 Merger or Consolidation of Plan and Trust. Neither the Plan nor the Trust may be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan or trust, unless each Participant would, if the Plan then terminated receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer, if the Plan had then terminated.

 12.03 Discontinuance of Contributions. Whenever a Participating Employer determines that it is impossible or inadvisable for it to make further contributions as provided in the Plan, the Participating Employer may adopt an appropriate resolution permanently discontinuing all further contributions without terminating the Plan and/or Trust.
      A certified copy of such resolution or similar document shall be delivered to the Trustee, and the Plan Administrator. Thereafter, the Trustee shall continue to administer all the provisions of the Plan which are necessary and remain in force, other than the provisions relating to contributions by the Participating Employer. However, the Trust shall remain in existence with respect to the Company and all of the provisions of the Trust Agreement shall remain in force except as provided in Section 12.05.

 12.04 Termination of Plan and Trust. If the Company decides to terminate the Plan and Trust partially or completely they shall be terminated insofar as they are applicable to such affected Participants as of the date specified by resolution of the Company, delivered to the Trustee. Upon such partial or complete termination of the Plan and Trust, the Trust may continue to be held by the Trustee for the benefit of the Participants and Beneficiaries to be distributed in accordance with Article VI until all assets have been completely paid out.

 12.05 Effect of Discontinuance or Termination on Vesting. In the event of a discontinuance of contributions as provided in Section 12.03 or a "complete" or "partial" termination of the Plan, as those terms are defined in the Code and/or rulings, such affected Employees shall, notwithstanding any other provision of the Plan, be 100% nonforfeitably vested as of the effective date of such discontinuance or termination, respectively, in the value of their Accounts after adjustments for related expenses and/or unallocated Trust profits, losses or contributions have been made.


                                ARTICLE XIII.
                               TOP HEAVY PLANS

 13.01 Top Heavy Plan Requirements. Notwithstanding anything hereinabove to the contrary, if the Plan is a Top Heavy Plan as determined pursuant to this Article XIII for any Plan Year then the Plan shall meet the requirements of this Article XIII for any such Plan Year.

 13.02     Top Heavy Plan Definitions:

      (a)  Aggregation Group means:

           (i) Mandatory Aggregation Group. Each plan of any Related Entity in which a Key Employee is a participant, and each other plan of any Related Entity which enables any plan of a Related Entity in which a Key Employee is a participant to meet the nondiscrimination and participation requirements of Sections 401(a) (4) or 410 of the Code.

           (ii) Permissive Aggregation Group. All plans of a Related Entity included in the Mandatory Aggregation Group and any other plan sponsored by a Related Entity which the Company elects to include as part of the group and which continues to satisfy the nondiscrimination and participation requirements of Sections 401(a)(4) and 410 of the Code.

           In determining which plans of a Related Entity are part of an Aggregation Group, only plan years with Determination Dates which fall within the same calendar year shall be aggregated.

      (b) Determination Date means, as to any Plan Year, the last day of the preceding Plan Year.

      (c) Key Employee means any Employee or former Employee, who during the Plan Year or during any of the preceding 4 Plan Years is any of the following:

           (i) An officer of any Related Entity having compensation (as determined applying the definition of compensation set forth in Section 415(c)(3) of the Code) equal to 1.5 times the Code
                Section 415 dollar limit for defined contribution plans, or for Determination Dates occurring on and after January 1, 2002 compensation greater than $130,000 (as adjusted under Code Section 416(i)(1)). The number of persons to be considered officers in any Plan Year and the identity of the person to be so considered shall be determined pursuant to the provisions of Section 416(i) of the Code;

           (ii) For Determination Dates occurring prior to January 1, 2002, one of the 10 Employees who:

                (A) owns or who is considered to own under the attribution rules set forth in Section 318 of the Code both more than a 1/2% interest and the largest interest in a Related Entity; and

                (B) has, during the Plan Year of ownership, annual Plan Year compensation from a Related Entity more then the compensation which is set forth in Section 415(c)(1)(A) of the Code for the calendar year in which such Plan Year ends;

                (C) a person who is both an Employee and the owner of a greater than 5% capital or profits interest in the Company, and any person who owns, or who, under Section 318 of the Code, is considered as owning more than 5% of the outstanding stock of the Company or of stock possessing more than 5% of the total combined voting power of all stock of such entity.

           (iii) A person who is both an Employee whose annual compensation (as determined applying the definition of compensation set forth in Section 415(c)(3) of the Code) from all Related Entities exceeds $150,000 and who is a greater than 1% owner of the Company, with ownership determined pursuant to Section 13.02(c)(iii) by substituting "1%" for "5%" at each place where "5%" is set forth therein.

           (iv) For purposes of this Section 13.02(c) , when applying the constructive ownership rules under Section 318 of the Code, "5%," shall be substituted for "50%" in Section 318(a)(2)(C) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the Code regulations.

      The Beneficiary of any deceased Participant who was a Key Employee shall be considered a Key Employee for the same period as the deceased Participant would have been so considered.

      (d) Key Employee Ratio means the ratio for any Plan Year, as of the Determination Date with respect to such Plan Year, determined by comparing the amount described in Section 13.02(d)(i) with the amount described in Section 13.02(d)(ii) after deduction from both such amounts the amount described in Section 13.02(d) (iii) .

           (i) The amount described in this Section 13.02(d)(i) is the sum of:

                (A) the aggregate of the present value of all accrued benefits of Key Employees under all qualified defined benefit plans included in the Aggregation Group;

                (B) the aggregate of the balances in all of the accounts standing to the credit of Key Employees under all qualified defined contribution plans included in the Aggregation Group; and

                (C) the aggregate amount distributed from all plans in such Aggregation Group to or on behalf of any Key Employee during the period of 5 Plan Years ending on the Determination Date (effective January 1, 2002, such period shall be the 1 year period ending on the Determination Date in the case of distributions made on account of separation from service, death or disability).

           (ii) The amount described in this Section 13.02(d)(ii) is the sum of:

                (A) the aggregate of the present value of all accrued benefits of all Participants under all qualified defined benefit plans included in the Aggregation Group.

                (B) the aggregate of all balances in all of the accounts standing to the credit of all Participants under all qualified defined contribution plans included in the Aggregation Group; and

                (C) the aggregate amount distributed from all plans in such Aggregation Group to or on behalf of any Participant during the period of 5 Plan Years ending on the Determination Date (effective January 1, 2002, such period shall be the 1 year period ending on the Determination Date in the case of distributions made on account of separation from service, death or disability).

           (iii)     The amount described in 13.02(d)(iii) is the sum of:

                (A) all rollover contributions and trustee transfers which are initiated by an Employee and made from a plan maintained by one unrelated employer to a plan maintained by another unrelated employer to the Plan; and

                (B) any amount that is included in Section 13.02(d)(ii) hereof for, on behalf of, or on account of, a person who is a Non-Key Employee as to the Plan Year of reference but who was a Key Employee as to any earlier Plan Year.

          For purposes of determining the Key Employee Ratio, accrued benefits and account balances attributable to employee contributions, other than amounts attributable to deductible Employee contributions, shall be taken into consideration. The account balances and accrued benefits of a Participant who has not performed any services for a Related Entity at any time during the 5 year period ending on the Determination Date will be disregarded (effective January 1, 2002 such period shall be the 1 year period ending on the Determination Date).

      (e) Non-Key Employee means any Participant in the Plan (including a Beneficiary of such Participant) who is not a Key Employee.

      (f) Super Top Heavy means this Plan for any Plan Year in which this Plan would be deemed a "Top Heavy Plan" if "90%" were substituted for "60%" wherever it appears in Section 13.02(g) .

      (g) Top Heavy Plan. This Plan shall be deemed "Top Heavy" as to any applicable Plan Year if, as of the Determination Date with respect to such Plan Year, any of the following conditions are met:

           (i) The Plan is not part of an Aggregation Group and the Key Employee Ratio under the Plan exceeds 60%.

           (ii) The Plan is part of an Aggregation Group, there is no Permissive Aggregation Group of which the Plan is a part, and the Key Employee Ratio of the Mandatory Aggregation Group of which the Plan is a part exceeds 60%.

           (iii) The Plan is part of an Aggregation Group, there is a Permissive Aggregation Group of which the Plan is a part, and the Key Employee Ratio of the Permissive Aggregation Group of which the Plan is a part exceeds 60%.

 13.03 Right to Participate in Allocation of Company Contributions. Notwithstanding any other provision of this Plan, any person who was a Participant at any time during a Plan Year in which this Plan was a Top Heavy Plan shall share in the allocations of Company contributions provided for in this Plan for such Plan Year if he remained in the employ of a Related Entity through the end of the Plan Year with respect to which such allocation applies.

 13.04 Minimum Company Contribution Allocation. The allocation made under this Plan to the Account of each Participant who is entitled to an allocation pursuant to the provisions of Section 13.03 and who is a Non-Key Employee for any Plan Year in which this Plan is a Top Heavy Plan or a Super Top Heavy Plan shall not be less than the lesser of:

      (a) 3% of the total compensation as defined in Section 415 of the Code but limited to $200,000 of such compensation adjusted as provided in Code Section 416(d) (2) by the Secretary of the Treasury of each such Participant for such computation period; or

      (b) The percentage of compensation so allocated under this Plan to the Account of the Key Employee for whom such percentage is the highest for such Plan Year.

      This Section 13.04 shall not apply to any Participant to the extent the Participant is covered under any other plan sponsored by a Related Entity provided the minimum allocation or benefit requirement applicable to Top Heavy Plans will be met in the other plan or plans. For the purposes of determining whether or not the provisions of this
      Section 13.04 have been satisfied:

           (i) contributions or benefits under Chapter 2 of the Code (relating to tax on self-employment income), Chapter 21 of the Code (relating to Federal Insurance Contributions Act), Title 11 of the Social Security Act, or any other Federal or state laws are disregarded;

           (ii) Company contributions made under any salary reduction or similar arrangement shall be disregarded; and

           (iii) Effective January 1, 2002, Matching Contributions under this Plan and any other plan of a Related Entity shall be taken into account for purposes of satisfying the minimum contribution requirements of Code Section 416(c)(2) and this
                Section 13.04.

      IN WITNESS WHEREOF, the Company has caused these presents to be executed by its duly authorized officers on this ____ day of_________, 2002.

                               FIRST HEALTH GROUP CORP.




                               By: ______________________________________
                                            Edward L. Wristen
                                   President and Chief Executive Officer


                               By: ______________________________________
                                            Joseph E. Whitters
                               Vice President, Finance and Chief Financial
                               Officer

                      2002 AMENDMENT AND RESTATEMENT OF
                           FIRST HEALTH GROUP CORP.
                           RETIREMENT SAVINGS PLAN


                                  APPENDIX A

           This Appendix A contains provisions which modify and supplement the Plan with respect to individuals who became Participants in the Plan ("CCN Participants") upon the merger of the CCN, Inc. 401(k) Plan (the "CCN Plan") with the Plan on January 1, 2002.

                          Section AII - Definitions

           A2.1 Accounts. CCN Participants shall have the following additional Accounts maintained under the Plan adjusted in each case for such Account's share in the increase or decrease in the net worth of the Trust and withdrawals as provided in Article V:

           After-Tax Contribution Account means the separate account maintained for each CCN Participant to which his after-tax contributions made under the CCN Plan are credited. A CCN Participant shall be fully vested in his After-Tax Contribution Account at all times.

           CCN Matching Contribution Account means the sub-account of a CCN Participant's Matching Contribution Account which reflects the matching contributions credited to such CCN Participant under the CCN Plan and the earnings and losses thereon.

           Employer Contribution Account means the separate account maintained for each CCN Participant to which employer contributions made under the CCN Plan on behalf of the CCN Participant and earnings and losses thereon are credited. A CCN Participant shall be fully vested in his Employer Contribution Account at all times.

           A2.2 CCN Participant means each participant in the CCN Plan on December 31, 2001, whose accounts under the CCN Plan were transferred to and merged into the Plan on January 1, 2002.

           A2.3 CCN Plan means the CCN, Inc. 401(k) Plan as in existence on December 31, 2001, which merged with and into the Plan on January 1, 2002.

           A2.4 Year of Service with respect to each CCN Participant includes each Year of Service credited under the CCN Plan prior to December 31, 2001.

                         Section A-VI - Distributions

           A6.1 Partially Vested Accounts. A CCN Participant shall vest in the balance of his CCN Matching Contribution Account in accordance with the following schedule:

      Number of Completed Years of Service              Vested Percentage
      ------------------------------------              -----------------
      Less than 1 year                                  0%
      1 year but less than 2 years                      33 1/3%
      2 years but less than 3 years                     66 2/3%
      3 years or more                                   100%

      The vested balances of a CCN Participant's Matching Account, if any, and the balances of his 401(k) Account, After Tax Account, Employer Contribution Account and Rollover Account as of any Valuation Date

      coincident with or next following his Termination Date (after all adjustments then required under the Plan have been made may become distributable in accordance with the applicable provisions of this
      Article VI. The unvested portion of a Participant's Matching Account on his Termination Date shall be forfeited in accordance with the provisions of Section 6.04 of the Plan.

           A6.2 Form of Distribution. The provisions of this Section A6.2 shall only apply to distributions to CCN Participants made prior to March 31, 2002.

           (a) Distributions to Unmarried Participants. Upon termination of employment by an unmarried Participant, the Participant shall be paid his Account balances in cash under any one or more of the options described in Section 6.05(a) or (b) or in the form of a single life annuity, as determined by the Participant. If the Participant fails to elect the form of distribution, then such distribution will be made in the form of a single life annuity.

           (b) Distributions to Married Participants. When a married Participant becomes entitled to a distribution from his Accounts and the balance in his Accounts (excluding his Rollover Account) exceeds $5,000, the distribution will be made in accordance with the following requirements:

                (i) Unless the married Participant makes a Qualified Election (as defined in paragraph (c) below) to receive payment of his Accounts in a manner described in Section 6.05, his Accounts will be paid in the form of a Joint and Survivor Annuity. A Joint and Survivor Annuity is an annuity for the life of the Participant with a survivor annuity for the life of the spouse equal to 50 percent of the amount of the annuity which is payable during the joint lives of the Participant and the spouse. The actuarial value of the Joint and Survivor Annuity will equal the value of the Participant's Accounts.

                (ii) To assist a married Participant in determining whether to make a Qualified Election, the Plan Administrator shall provide the Participant with a written explanation of the following within a reasonable period of time prior to commencement of the payment of his Accounts.

                     (a)  the terms and conditions of a Joint and Survivor
                          Annuity,

                     (b) the Participant's right to make, and the effect of, a Qualified Election to waive the Joint and Survivor Annuity form of benefit,

                     (c)  the rights of a Participant's Spouse, and

                     (d) the right to make, and the effect of, a revocation of a previous Qualified Election to waive the Joint and Survivor Annuity.

           (c) For an election to waive a Joint and Survivor Annuity to be effective, it must meet the requirements of this paragraph
                (c) (a "Qualified Election"). A Qualified Election must be consented to in writing by the Participant's spouse. The spouse's consent must acknowledge the effect of the Qualified Election and be witnessed by a Plan representative or a notary public. The consent will be effective only as to the non-spouse Beneficiary or form of benefit named therein. A new consent must be obtained if the non-spouse Beneficiary or form of benefit is changed. A spouse's consent will not be required, however, if the Participant establishes to the satisfaction of the Committee that the consent may not be obtained because there is no spouse, the spouse cannot be found or another reasonable excuse. A Qualified Election to waive a Joint and Survivor Annuity must be made within the 90 day period ending on the date payment of the Participant's Accounts would commence. If a Participant makes a Qualified Election to waive the Joint and Survivor Annuity, his Accounts will be paid in the manner elected by the Participant under Section 6.05.

                              AVII- Loans and Withdrawals

           A7.1 Spousal Consent to Loan. A married CCN Participant receiving a loan from the Plan prior to March 31, 2002 must obtain the consent of his spouse to use his Accounts as security for the loan. The spousal consent must be obtained within the 90-day period prior to the date on which the loan is made (or renegotiated, extended, renewed or revised). Furthermore, the spousal consent must be in writing, acknowledge the effect of the loan and be witnessed by a Plan representative or notary public. A spousal consent, however, will not be required if the Participant establishes to the satisfaction of the Plan Administrator that the consent may not be obtained because there is no spouse, the spouse cannot be found or another reasonable excuse.

           A7.2 Spousal Consent - Withdrawals. A married CCN Participant making a withdrawal under Section 7.02, 7.03, 7.04 or A7.3 prior to March 31, 2002 must obtain the consent of his spouse to the withdrawal. The spousal consent must be obtained within the 90-day period prior to the date on which the withdrawal is made. The Participant receiving a withdrawal from the Plan must obtain the consent of his spouse to use his Accounts as security for the withdrawal. The spousal consent must be obtained within the 90- day period prior to the date on which withdrawal is made (or renegotiated, extended, renewed or revised). Furthermore, the spousal consent must be in writing, acknowledge the effect of the withdrawal and be witnessed by a Plan representative or notary public. A spousal consent, however, will not be required if the Participant establishes to the satisfaction of the Plan Administrator that the consent may not be obtained because there is no spouse, the spouse cannot be found or another reasonable excuse.

           A7.3 Withdrawal of After-Tax and Employer Contribution Accounts. A CCN Participant may withdraw all or any portion of the balance of his After-Tax Account and/or Employer Contribution Account at any time for any reason upon written request to the Plan Administrator in such form and at such time as the Plan Administrator shall require.